[Logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

                               [Graphic Omitted]

                    MFS(R) RESEARCH GROWTH
                    AND INCOME FUND

                    SEMIANNUAL REPORT o FEBRUARY 28, 2001


                  -------------------------------------------
                       MUTUAL FUND GIFT KITS (see page 30)
                  -------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 16
Notes to Financial Statements ............................................. 23
Trustees and Officers ..................................................... 33

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
When we talk to you about the information you want from MFS(R), you tell us you're looking for answers to four basic questions:

  1. How are my investments performing right now?

  2. How is my money being managed, over both the short and the long term?

  3. What's going on in the market, and how will that affect me?

  4. How can I get more out of my relationship with my investment professional?

Traditionally, we've attempted to answer these and other questions through a range of printed materials sent through the mail, including statements and annual and semiannual reports. As the Internet has reached an ever-larger percentage of households, however, we and most other investment management firms have come to believe that the Web can be an additional -- and potentially more effective -- way to communicate with investors.

The Internet holds the promise of near-instantaneous delivery, communication when you want it rather than when we mail it, easy access to the specific information you want and an experience customized to each investor. With the relaunch of our Web site, www.mfs.com, earlier this year, we believe we've moved a giant step closer to delivering the Internet's promise and created a site that we're committed to improving every day. Our site now makes it easy for you to find answers to your four basic questions.

HOW ARE MY INVESTMENTS PERFORMING?
The most basic question investors ask is, "What is the current value of my account?" Although we've been able to answer that question by phone for some time, now you can get daily account balances more quickly and easily on our Web site and print out a detailed summary of your MFS portfolio. In fact, if you're willing to take a few minutes to register on the site, you can create a personalized "My MFS" homepage that will display your personal and retirement MFS account balances instantly whenever you log in to the site. You can also set "My MFS" to track daily price changes of up to 10 MFS mutual funds and 10 MFS annuity series on your personal homepage; you can even tell the system to alert you if the price change of any portfolio exceeds a specified amount.

If you do decide to register, you can rest assured that we will not share your information with anyone outside of MFS. The sole purpose of registration is to enable us to deliver the information you want in a faster, more personalized manner, with fewer keystrokes and mouse clicks.

HOW IS MY MONEY BEING MANAGED?
One of the most exciting features of our site is MFS(R) Interactive(SM): One click to an expert(SM) -- a series of video interviews with MFS portfolio managers and executives. Located in the "Investor Education" section of the site, MFS Interactive uses video streamed over the Web to allow you to see and hear from the people who are managing your money, to give you greater insight into our investment approach and our response to market conditions. MFS Interactive includes "Meet the Manager" interviews that cover the background and investment style of a particular portfolio manager, as well as other Webcasts that cover a specific fund or investment topic.

The "Products and Performance" section is another resource. Select a portfolio, and you can access information ranging from recent annual and semiannual reports to historical pricing and performance to the most recent dividend and capital gains distributions. For stock portfolios, you can also look up top holdings, largest sectors, and top country weightings. On www.mfs.com, we've put together a combination of resources that we believe will allow you to form an in-depth picture of how we've managed any particular MFS portfolio over time.

WHAT'S GOING ON IN THE MARKET, AND HOW WILL THAT AFFECT ME?
In our view, the tougher the market, the more you need to hear from the people who are managing your money -- and the past year or so has certainly been one of the toughest markets in recent memory. We think the immediacy of the Web provides an ideal way to communicate with you frequently and to offer our views on the current volatility and uncertainty in the market. On your "My MFS" homepage, in many MFS Interactive interviews, and in the "News & Commentary" section of the site, you'll find our views on the current situation and our market outlook. Our goal is to help you understand what's going on and help you make decisions based on facts and market history, rather than on the emotion of the moment.

HOW CAN I GET MORE OUT OF MY RELATIONSHIP WITH MY INVESTMENT PROFESSIONAL? Perhaps your best resource in a tough market is your own investment professional. This is the person who may have the best understanding of your financial goals and your unique financial situation. In our view, the Web is incredible at delivering information, but it cannot take the place of an investment professional working with you to incorporate that information into a long-range financial plan -- a plan that may help you weather market volatility and help you work toward reaching your own financial goals.

To a large degree, the MFS Web site is about preparing you to have a deeper dialogue with your investment professional. We believe that if we can help you "do your homework," you'll be able to spend less time with your investment professional simply getting information and more time creating a financial plan and making investment decisions.

On a final note, we want to assure you that our commitment to the Internet does not signal a lessening of our commitment to other forms of communication. If you're not yet connected to the Web, rest assured that we will continue to strive to deliver outstanding communications in print and on the phone, as well as electronically. We hope, however, that as we continue to improve our site, we will give you more and more incentive to take advantage of the opportunities that the Web offers investors.

For some time, I've ended my letters to you by saying that we appreciate your confidence in MFS and welcome any questions or comments you may have. With the relaunched www.mfs.com, there is now an easy way for you to e-mail us those questions or comments and receive a reply. Simply click on "Contact Us" at the top of our homepage. We look forward to hearing from you.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    March 15, 2001

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Alec C. Murray]
     Alec C. Murray

For the six months ended February 28, 2001, Class A shares of the fund provided a total return of -11.37%, Class B shares -11.66%, Class C shares -11.65%, and Class I shares -11.19%. These results, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges and compare to a -17.84% return over the same period for the fund's benchmark, the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. During the same period, the average large-cap core fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -20.99%.

Q. WHAT FACTORS CAUSED THE FUND TO OUTPERFORM THE S&P 500 AND THE LIPPER CATEGORY AVERAGE DURING THE SIX-MONTH PERIOD?

A. A few factors were instrumental in enabling the fund to outperform the S&P 500 and our Lipper peers. A sizable overweighting in the financial services sector contributed substantially to relative performance. This sector was a good place to be during the period, as investors fled growth stocks and looked for companies offering more reliable earnings growth in a slowing economy. Another positive influence on the fund was a substantial underweighting in the technology sector, which plummeted during the period due to sharply lower earnings forecasts. The fund was underweighted in technology as the period began, but when the economy looked like it was heading for more trouble, we aggressively reduced the allocation even further.

Q.  WHERE DID YOU INVEST THE MONEY YOU WITHDREW FROM THE TECHNOLOGY SECTOR?

A. For the most part, we have a high degree of confidence in the way the fund was positioned, so we tended to stick to our guns and used the opportunity to increase our positions in many of the companies we held at the start of the period. Significant holdings that became even more prominent in the portfolio were names such as Citigroup, PNC Financial, CVS, and Safeway.

Q.  WHAT MADE THESE STOCKS ATTRACTIVE?

A. We believe they offered a compelling combination of strong growth prospects, strong franchises, and reasonable valuations. In our view, their management teams are very effective, their business fundamentals are favorable, and they've been increasing market share. In addition, given the weakening economic environment, we believe these stocks provide some potential stability because no matter what the outlook for the economy, people still need to manage their finances and will continue to buy household products and food.

Q. GIVEN ALL THE TALK ABOUT THE ECONOMIC SLOWDOWN AND DISAPPOINTING CORPORATE EARNINGS ANNOUNCEMENTS, HOW ELSE HAVE YOU POSITIONED THE PORTFOLIO TO WEATHER THIS DIFFICULT PERIOD?

A. While we're always looking for ways to protect shareholders' capital, we believe it's a futile effort to try to determine in which direction the market is headed or in which asset class investors will favor in the short term. As a result, the primary objective of the fund is to find companies that we believe have the most promising long-term growth prospects and business fundamentals. While defensive stocks may fit our criteria for long-term growth, we don't invest in these companies simply because they may benefit from a shift in investor sentiment. Over the long run, we believe this strategy helps to reduce market risks but may also afford the opportunity for capital appreciation.

Q. DURING AN EXTREMELY DIFFICULT PERIOD FOR STOCKS, WHICH HOLDINGS DID WELL FOR THE FUND?

A. In addition to some of the names I've already mentioned, our holdings in the aerospace and defense sector performed well. Embraer, a small aircraft manufacturer in Brazil, United Technologies, and Boeing produced strong earnings growth, and their stock prices benefited.

Q.  WHICH STOCKS HURT PERFORMANCE?

A. While we significantly reduced the fund's exposure to technology stocks during the period, we did maintain positions in a number of companies that we believe continued to exhibit compelling long-term growth prospects. Despite our confidence in these companies, Cisco and Corning were caught up in the market's indiscriminate selling and were two of the biggest detractors to the fund's performance.

/s/ Alec C. Murray

    Alec C. Murray
    Associate Director of Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Murray.

Note to Shareholders: Effective April 1, 2001, Michael A. Lawless will be replacing Alec C. Murray as Associate Director of Equity Research.

The opinions expressed in this report are those of the Associate Director of Equity Research and are current only through the end of the period of the report as stated on the cover. His views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

-------------------------------------------------------------------------------
   FUND FACTS
-------------------------------------------------------------------------------

  OBJECTIVE:               SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL, CURRENT
                           INCOME, AND GROWTH OF INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:   JANUARY 2, 1996

  CLASS INCEPTION:         CLASS A  JANUARY 2, 1996
                           CLASS B  JANUARY 2, 1997
                           CLASS C  JANUARY 2, 1997
                           CLASS I  JANUARY 2, 1997

  SIZE:                    $199.3 MILLION NET ASSETS AS OF FEBRUARY 28, 2001

-------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH FEBRUARY 28, 2001

CLASS A
                                          6 Months        1 Year       3 Years       5 Years           Life*
------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                   -11.37%        +4.77%       +19.13%       +97.26%        +109.09%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                   --             +4.77%       + 6.01%       +14.55%        + 15.38%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                   --             -1.25%       + 3.94%       +13.20%        + 14.06%
------------------------------------------------------------------------------------------------------------

CLASS B
                                          6 Months        1 Year       3 Years       5 Years           Life*
------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                   -11.66%        +4.07%       +16.56%       +90.74%        +102.18%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                   --             +4.07%       + 5.24%       +13.79%        + 14.63%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                   --             +0.07%       + 4.33%       +13.55%        + 14.52%
------------------------------------------------------------------------------------------------------------

CLASS C
                                          6 Months        1 Year       3 Years       5 Years           Life*
------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                   -11.65%        +4.08%       +16.54%       +90.46%        +101.89%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                   --             +4.08%       + 5.23%       +13.75%        + 14.60%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                   --             +3.08%        +5.23%       +13.75%        + 14.60%
------------------------------------------------------------------------------------------------------------

CLASS I
                                          6 Months        1 Year       3 Years       5 Years           Life*
------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                   -11.19%        +5.19%       +20.16%       +99.98%        +111.98%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                   --             +5.19%       + 6.31%       +14.87%        + 15.69%
------------------------------------------------------------------------------------------------------------
* For the period from the commencement of the fund's investment operations, January 2, 1996, through
  February 28, 2001.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 28, 2001

FIVE LARGEST STOCK SECTORS

                FINANCIAL SERVICES                  21.4%
                ENERGY                              12.3%
                TECHNOLOGY                          11.9%
                HEALTH CARE                         11.6%
                INDUSTRIAL GOODS & SERVICES          9.5%

TOP 10 STOCK HOLDINGS

EXXON MOBIL CORP.  3.6%                            SAFEWAY, INC.  2.8%
International oil and gas company                  Grocery store chain

CITIGROUP, INC.  3.2%                              PNC FINANCIAL SERVICES GROUP CO.  2.7%
Diversified financial services company             Diversified financial services companies

AMERICAN HOME PRODUCTS CORP.  3.2%                 WAL-MART STORES, INC.  2.7%
Pharmaceutical and home products company           Retail chain

CVS CORP.  3.2%                                    INTEL CORP.  2.6%
Drug store chain                                   Semiconductor manufacturer

INTERNATIONAL BUSINESS MACHINES CORP.  2.8%        VIACOM, INC.  2.5%
Computer and business equipment company            Entertainment, media, and publishing company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 28, 2001

Stocks - 95.9%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                  VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 86.3%
  Aerospace - 3.1%
    Boeing Co.                                                           18,000             $  1,119,600
    General Dynamics Corp.                                               24,500                1,670,410
    United Technologies Corp.                                            43,920                3,421,807
                                                                                            ------------
                                                                                            $  6,211,817
--------------------------------------------------------------------------------------------------------
  Automotive - 0.4%
    Harley-Davidson, Inc.                                                18,800             $    814,980
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 4.2%
    Capital One Financial Corp.                                          32,820             $  1,813,305
    PNC Financial Services Group Co.                                     73,400                5,101,300
    U.S. Bancorp                                                         66,792                1,549,574
                                                                                            ------------
                                                                                            $  8,464,179
--------------------------------------------------------------------------------------------------------
  Business Machines - 2.6%
    International Business Machines Corp.                                52,800             $  5,274,720
--------------------------------------------------------------------------------------------------------
  Business Services - 3.0%
    Automatic Data Processing, Inc.                                      38,680             $  2,282,120
    Computer Sciences Corp.*                                             47,100                2,812,341
    TeleTech Holdings, Inc.*                                             53,100                  823,050
                                                                                            ------------
                                                                                            $  5,917,511
--------------------------------------------------------------------------------------------------------
  Chemicals - 0.4%
    Rohm & Haas Co.                                                      19,100             $    701,925
--------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.4%
    Compaq Computer Corp.                                                33,500             $    676,700
    McData Corp.*                                                         2,661                   47,565
                                                                                            ------------
                                                                                            $    724,265
--------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.1%
    Microsoft Corp.*                                                     70,030             $  4,131,770
--------------------------------------------------------------------------------------------------------
  Computer Software - Services - 1.4%
    EMC Corp.*                                                           72,300             $  2,874,648
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems
    Comverse Technology, Inc.*                                              800             $     59,950
    Extreme Networks, Inc.*                                               1,900                   42,958
                                                                                            ------------
                                                                                            $    102,908
--------------------------------------------------------------------------------------------------------
  Conglomerates - 3.3%
    General Electric Co.                                                 49,900             $  2,320,350
    Tyco International Ltd.                                              78,014                4,263,465
                                                                                            ------------
                                                                                            $  6,583,815
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.6%
    Fortune Brands, Inc.                                                 33,300             $  1,124,874
--------------------------------------------------------------------------------------------------------
  Containers - 0.1%
    Owens Illinois, Inc.*                                                21,620             $    169,717
--------------------------------------------------------------------------------------------------------
  Electronics - 2.8%
    Intel Corp.                                                         176,260             $  5,034,426
    SCI Systems, Inc.*                                                   29,000                  593,630
                                                                                            ------------
                                                                                            $  5,628,056
--------------------------------------------------------------------------------------------------------
  Entertainment - 2.4%
    Viacom, Inc., "B"*                                                   95,200             $  4,731,440
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 6.3%
    Citigroup, Inc.                                                     123,778             $  6,087,402
    FleetBoston Financial Corp.                                          69,584                2,870,340
    FNMA                                                                 19,500                1,554,150
    Freddie Mac Corp.                                                    24,000                1,580,400
    State Street Corp.                                                    4,600                  462,070
                                                                                            ------------
                                                                                            $ 12,554,362
--------------------------------------------------------------------------------------------------------
  Financial Services - 1.3%
    JP Morgan Chase & Co.                                                55,085             $  2,570,266
--------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 3.3%
    Anheuser-Busch Cos., Inc.                                            58,680             $  2,564,316
    Quaker Oats Co.                                                      41,380                4,035,378
                                                                                            ------------
                                                                                            $  6,599,694
--------------------------------------------------------------------------------------------------------
  Insurance - 6.5%
    American International Group, Inc.                                   41,447             $  3,390,365
    Gallagher (Arthur J.) & Co.                                         154,740                3,950,512
    Hartford Financial Services Group, Inc.                              19,270                1,230,389
    Nationwide Financial Services, Inc., "A"                            104,900                4,342,860
                                                                                            ------------
                                                                                            $ 12,914,126
--------------------------------------------------------------------------------------------------------
  Machinery - 3.2%
    Deere & Co., Inc.                                                    51,710             $  2,104,597
    W.W. Grainger, Inc.                                                 119,570                4,186,146
                                                                                            ------------
                                                                                            $  6,290,743
--------------------------------------------------------------------------------------------------------
  Medical and Health Products - 7.9%
    American Home Products Corp.                                         98,030             $  6,055,313
    Bristol-Myers Squibb Co.                                             72,060                4,569,325
    Pfizer, Inc.                                                         23,100                1,039,500
    Pharmacia Corp.                                                      66,654                3,446,012
    Stryker Corp.                                                        12,100                  679,415
                                                                                            ------------
                                                                                            $ 15,789,565
--------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.3%
    IMS Health, Inc.                                                     22,100             $    594,490
    Medtronic, Inc.                                                      78,700                4,027,866
                                                                                            ------------
                                                                                            $  4,622,356
--------------------------------------------------------------------------------------------------------
  Metals and Minerals - 1.4%
    Alcoa, Inc.                                                          79,940             $  2,858,654
--------------------------------------------------------------------------------------------------------
  Oils - 8.8%
    Baker Hughes, Inc.                                                   17,400             $    682,080
    Conoco, Inc.                                                         95,800                2,759,040
    Conoco, Inc., "A"                                                    44,300                1,251,475
    Exxon Mobil Corp.                                                    84,106                6,816,791
    Global Marine, Inc.*                                                 91,700                2,632,707
    Noble Drilling Corp.*                                                 5,400                  251,370
    Santa Fe International Corp.                                         42,100                1,576,645
    Weatherford International, Inc.*                                     29,500                1,534,885
                                                                                            ------------
                                                                                            $ 17,504,993
--------------------------------------------------------------------------------------------------------
  Printing and Publishing - 1.6%
    Gannett Co., Inc.                                                    47,400             $  3,135,036
--------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 1.2%
    Highwoods Properties, Inc.                                           99,040             $  2,466,096
--------------------------------------------------------------------------------------------------------
  Retail - 5.6%
    CVS Corp.                                                            98,580             $  6,013,380
    Wal-Mart Stores, Inc.                                               101,600                5,089,144
                                                                                            ------------
                                                                                            $ 11,102,524
--------------------------------------------------------------------------------------------------------
  Supermarkets - 2.6%
    Safeway, Inc.*                                                       96,640             $  5,248,518
--------------------------------------------------------------------------------------------------------
  Telecommunications - 2.7%
    Allegiance Telecom, Inc.*                                             1,400             $     28,350
    Cabletron Systems, Inc.*                                             36,100                  485,545
    CIENA Corp.*                                                          4,300                  288,906
    Cisco Systems, Inc.*                                                 79,480                1,882,683
    Corning, Inc.                                                        46,473                1,259,418
    EchoStar Communications Corp.*                                       20,400                  532,950
    Level 3 Communications, Inc.*                                         6,200                  156,938
    Qwest Communications International, Inc.*                             9,820                  363,045
    SBA Communications Corp.*                                             9,300                  306,900
                                                                                            ------------
                                                                                            $  5,304,735
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.6%
    AES Corp.*                                                           23,600             $  1,273,692
    Exelon Corp.                                                         47,950                3,134,492
    NiSource, Inc.                                                       25,500                  730,065
                                                                                            ------------
                                                                                            $  5,138,249
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 2.2%
    El Paso Corp.                                                        43,665             $  3,069,650
    Enron Corp.                                                          19,000                1,301,500
                                                                                            ------------
                                                                                            $  4,371,150
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                           $171,927,692
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 9.6%
  Bermuda - 0.1%
    Tycom Ltd. (Telecommunications)*                                      5,400             $    106,650
--------------------------------------------------------------------------------------------------------
  Brazil - 1.7%
    Embraer Aircraft Corp. (Aerospace and Defense)                       89,440             $  3,398,720
--------------------------------------------------------------------------------------------------------
  Canada - 1.1%
    Canadian National Railway Co. (Railroads)                            53,560             $  2,014,392
    Nortel Networks Corp. (Telecommunications)                            7,660                  141,633
                                                                                            ------------
                                                                                            $  2,156,025
--------------------------------------------------------------------------------------------------------
  Japan - 0.2%
    Fast Retailing Co. (Retail)                                           2,500             $    402,772
--------------------------------------------------------------------------------------------------------
  Netherlands - 2.1%
    ING Groep N.V. (Financial Services)*                                 27,163             $  1,876,108
    Royal Dutch Petroleum Co. (Oils)                                     40,600                2,408,496
                                                                                            ------------
                                                                                            $  4,284,604
--------------------------------------------------------------------------------------------------------
  Switzerland - 1.8%
    Nestle S.A. (Food and Beverage Products)                                412             $    902,450
    Novartis AG (Medical and Health Products)                               980                1,657,542
    Syngenta AG (Chemicals)*                                             18,780                1,089,851
                                                                                            ------------
                                                                                            $  3,649,843
--------------------------------------------------------------------------------------------------------
  United Kingdom - 2.6%
    BP Amoco PLC, ADR (Oils)                                             71,756             $  3,559,098
    Lloyds TSB Group PLC (Banks and Credit Cos.)*                           620                    5,871
    Vodafone Group PLC (Telecommunications)*                            582,993                1,580,010
                                                                                            ------------
                                                                                            $  5,144,979
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                        $ 19,143,593
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $169,871,118)                                                $191,071,285
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 3.5%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Bank of America, due 3/01/01                                       $  1,421             $  1,421,000
    Citicorp, due 3/01/01                                                   208                  208,000
    Dow Chemical Co., due 3/01/01                                           416                  416,000
    Gannett, Inc., due 3/01/01                                              222                  222,000
    General Electric Capital Corp., due 3/01/01                           3,307                3,307,000
    Gillette Co., due 3/01/01                                               497                  497,000
    IBM Credit Corp., due 3/01/01                                           598                  598,000
    McDonalds Corp., due 3/01/01                                            112                  112,000
    Prudential Funding Corp., due 3/01/01                                   211                  211,000
    The Home Depot, Inc., due 3/01/01                                       101                  101,000
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                             $  7,093,000
--------------------------------------------------------------------------------------------------------

Repurchase Agreement - 0.2%
--------------------------------------------------------------------------------------------------------
    Merrill Lynch & Co., Inc., dated 2/28/01, due 3/01/
      01, total to be received $322,049 (secured by
      various U.S. Treasury and Federal Agency
      obligations in a jointly traded account),
      at Cost                                                          $    322             $    322,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $177,286,118)                                           $198,486,285

Other Assets, Less Liabilities - 0.4%                                                            772,950
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $199,259,235
--------------------------------------------------------------------------------------------------------

* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
FEBRUARY 28, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $177,286,118)            $198,486,285
  Investments of cash collateral for securities loaned, at
    identified cost and value                                         4,385,300
  Cash                                                                      236
  Foreign currency, at value (identified cost, $58)                          57
  Receivable for fund shares sold                                       256,364
  Receivable for investments sold                                     1,322,504
  Net receivable for forward foreign currency exchange
    contracts subject to
    master netting agreements                                           121,194
  Interest and dividends receivable                                     266,007
  Other assets                                                            1,787
                                                                   ------------
      Total assets                                                 $204,839,734
                                                                   ------------
Liabilities:
  Payable for fund shares reacquired                               $    392,726
  Payable for investments purchased                                     664,303
  Collateral for securities loaned, at value                          4,385,300
  Payable to affiliates -
    Management fee                                                        3,548
    Shareholder servicing agent fee                                         546
    Distribution and service fee                                          4,186
    Administrative fee                                                       96
  Accrued expenses and other liabilities                                129,522
  Accrued interest expense                                                  272
                                                                   ------------
      Total liabilities                                            $  5,580,499
                                                                   ------------
Net assets                                                         $199,259,235
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $175,547,267
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                  21,321,345
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                     2,906,667
  Accumulated net investment loss                                      (516,044)
                                                                   ------------
      Total                                                        $199,259,235
                                                                   ============
Shares of beneficial interest outstanding                           12,099,575
                                                                    ==========

Class A shares:
  Net asset value per share
    (net assets of $70,760,898 / 4,242,330 shares of
      beneficial interest outstanding)                                $16.68
                                                                      ======
  Offering price per share (100 / 94.25 of net asset value
    per share)                                                        $17.70
                                                                      ======

Class B shares:
  Net asset value and offering price per share
    (net assets of $104,336,470 / 6,376,723 shares of
      beneficial interest outstanding)                                $16.36
                                                                      ======

Class C shares:
  Net asset value and offering price per share
    (net assets of $23,655,827 / 1,450,459 shares of
      beneficial interest outstanding)                                $16.31
                                                                      ======

Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $506,040 / 30,063 shares of beneficial
      interest outstanding)                                           $16.83
                                                                      ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 28, 2001
-------------------------------------------------------------------------------
Net investment loss:
  Income -
    Dividends                                                      $  1,094,047
    Interest                                                            218,331
    Income on securities loaned                                           8,278
    Foreign taxes withheld                                               (9,932)
                                                                   ------------
      Total investment income                                      $  1,310,724
                                                                   ------------
  Expenses -
    Management fee                                                 $    660,587
    Trustee's compensation                                               21,350
    Shareholder servicing agent fee                                     101,629
    Distribution and service fee (Class A)                              127,375
    Distribution and service fee (Class B)                              536,171
    Distribution and service fee (Class C)                              113,528
    Administrative fee                                                   12,250
    Custodian fee                                                        46,724
    Printing                                                             22,072
    Postage                                                              15,939
    Auditing fees                                                        15,521
    Legal fees                                                            2,074
    Amortization of organization expenses                                   146
    Miscellaneous                                                       107,909
                                                                   ------------
      Total expenses                                               $  1,783,275
    Fees paid indirectly                                                (18,092)
                                                                   ------------
      Net expenses                                                 $  1,765,183
                                                                   ------------
        Net investment loss                                        $   (454,459)
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                        $  7,267,005
    Foreign currency transactions                                       134,269
                                                                   ------------
      Net realized gain on investments and foreign currency
        transactions                                               $  7,401,274
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $(31,600,922)
    Translation of assets and liabilities in foreign currencies          92,117
                                                                   ------------
      Net unrealized loss on investments and foreign currency
        translation                                                $(31,508,805)
                                                                   ------------
        Net realized and unrealized loss on investments and
          foreign currency                                         $(24,107,531)
                                                                   ------------
          Decrease in net assets from operations                   $(24,561,990)
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED                    YEAR ENDED
                                                           FEBRUARY 28, 2001               AUGUST 31, 2000
                                                                 (UNAUDITED)
----------------------------------------------------------------------------------------------------------
Decrease in net assets:
From operations -
  Net investment loss                                           $   (454,459)                 $   (602,296)
  Net realized gain (loss) on investments and foreign
    currency transactions                                          7,401,274                    (3,859,546)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                         (31,508,805)                   28,868,637
                                                                ------------                  ------------
      Increase (decrease) in net assets from operations         $(24,561,990)                 $ 24,406,795
                                                                ------------                  ------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                             $       --                    $ (5,596,626)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                     --                      (8,358,049)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                     --                      (1,618,635)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                     --                         (47,760)
                                                                ------------                  ------------
      Total distributions declared to shareholders              $       --                    $(15,621,070)
                                                                ------------                  ------------
Net increase (decrease) in net assets from fund share
  transactions                                                  $ 17,544,786                  $(13,959,911)
                                                                ------------                  ------------
      Total decrease in net assets                              $ (7,017,204)                 $ (5,174,186)
Net assets:
  At beginning of period                                         206,276,439                   211,450,625
                                                                ------------                  ------------
  At end of period (including accumulated net investment
    loss of $516,044 and $61,585, respectively)                 $199,259,235                  $206,276,439
                                                                ============                  ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED AUGUST 31,                     PERIOD ENDED
                                SIX MONTHS ENDED        ----------------------------------------------------       AUGUST 31,
                               FEBRUARY 28, 2001             2000           1999          1998          1997            1996*
                                     (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                         CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                  $18.82           $17.87         $14.42        $14.12        $11.13           $10.00
                                          ------           ------         ------        ------        ------           ------
Income from investment operations# -
  Net investment income (loss)(S)         $(0.01)          $ 0.02         $ 0.05        $ 0.09        $ 0.07           $ 0.05
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                       (2.13)            2.26           4.03          0.78          3.02             1.08
                                          ------           ------         ------        ------        ------           ------
      Total from investment operations    $(2.14)          $ 2.28         $ 4.08        $ 0.87        $ 3.09           $ 1.13
                                          ------           ------         ------        ------        ------           ------
Less distributions declared to
  shareholders -
  From net investment income              $ --             $ --           $(0.01)       $(0.03)       $(0.06)          $ --
  From net realized gain on
    investments and foreign currency
    transactions                            --              (1.33)         (0.62)        (0.54)        (0.04)            --
                                          ------           ------         ------        ------        ------           ------
      Total distributions declared
        to shareholders                   $ --             $(1.33)        $(0.63)       $(0.57)       $(0.10)          $ --
                                          ------           ------         ------        ------        ------           ------
Net asset value - end of period           $16.68           $18.82         $17.87        $14.42        $14.12           $11.13
                                          ======           ======         ======        ======        ======           ======
Total return(+)                           (11.37)%++        13.76%         28.64%         6.33%        36.22%           11.30%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                1.34%+           1.28%          1.23%         1.29%         1.51%            1.55%+
  Net investment income (loss)             (0.03)%+          0.13%          0.30%         0.56%         0.56%            0.65%+
Portfolio turnover                            33%              74%            96%          101%          106%              58%
Net assets at end of period
  (000 Omitted)                          $70,761          $73,910        $76,635       $52,238       $33,567             $492

  (S) Prior to January 1, 2000, the distributor voluntarily waived all or a portion of its distribution fee for the periods indicated below. For the year ended August 31, 1997, and for the period ended August 31, 1996, subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.60% of average daily net assets. To the extent actual expenses were over/under this limitation and the waiver had not been in place, the net investment income (loss) per share and the ratios would have been:
        Net investment income (loss)                       $ 0.01         $ 0.03        $ 0.07        $ 0.07           $(0.13)
        Ratios (to average net assets):
          Expenses##                                         1.32%          1.33%         1.39%         1.55%            4.58%+
          Net investment income (loss)                       0.09%          0.20%         0.46%         0.51%           (1.86)%+
  * For the period from the commencement of the fund's investment operations, January 2, 1996, through August 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED AUGUST 31,                    PERIOD ENDED
                                    SIX MONTHS ENDED        -------------------------------------------           AUGUST 31,
                                   FEBRUARY 28, 2001              2000             1999            1998                1997*
                                         (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                             CLASS B
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period         $18.52            $17.72           $14.40          $14.11               $12.01
                                              ------            ------           ------          ------               ------
Income from investment operations# -
  Net investment loss(S)                      $(0.06)           $(0.09)          $(0.08)         $(0.03)              $(0.02)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                   (2.10)             2.22             4.02            0.80                 2.13
                                              ------            ------           ------          ------               ------
      Total from investment operations        $(2.16)           $ 2.13           $ 3.94          $ 0.77               $ 2.11
                                              ------            ------           ------          ------               ------
Less distributions declared to
  shareholders -
  From net investment income                  $ --              $ --             $ --            $(0.00)+++           $(0.01)
  From net realized gain on investments
    and foreign currency transactions           --               (1.33)           (0.62)          (0.48)                --
  In excess of net investment income            --                --               --              --                  (0.00)+++
                                              ------            ------           ------          ------               ------
      Total distributions declared to
        shareholders                          $ --              $(1.33)          $(0.62)         $(0.48)              $(0.01)
                                              ------            ------           ------          ------               ------
Net asset value - end of period               $16.36            $18.52           $17.72          $14.40               $14.11
                                              ======            ======           ======          ======               ======
Total return                                  (11.66)%++         12.98%           27.74%           5.54%               17.56%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                    1.99%+            1.96%            1.98%           2.03%                2.26%+
  Net investment loss                          (0.68)%+          (0.55)%          (0.45)%         (0.19)%              (0.22)%+
Portfolio turnover                                33%               74%              96%            101%                 106%
Net assets at end of period (000
 Omitted)                                   $104,336          $111,380         $112,000         $76,032              $43,069

  (S) For the period ended August 31, 1997, subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.60% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                                                                           $(0.02)
        Ratios (to average net assets):
          Expenses##                                                                                                    2.30%+
          Net investment loss                                                                                          (0.27)%+
  * For the period from the inception of Class B shares, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED AUGUST 31,                   PERIOD ENDED
                                      SIX MONTHS ENDED        -----------------------------------------           AUGUST 31,
                                     FEBRUARY 28, 2001             2000            1999            1998                1997*
                                           (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                               CLASS C
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period           $18.46           $17.67          $14.36          $14.08               $12.00
                                                ------           ------          ------          ------               ------
Income from investment operations# -
  Net investment loss(S)                        $(0.06)          $(0.09)         $(0.08)         $(0.03)              $(0.02)
  Net realized and unrealized gain (loss)
    on investments and foreign currency          (2.09)            2.21            4.01            0.80                 2.11
                                                ------           ------          ------          ------               ------
      Total from investment operations          $(2.15)          $ 2.12          $ 3.93          $ 0.77               $ 2.09
                                                ------           ------          ------          ------               ------
Less distributions declared to
  shareholders -
  From net investment income                    $ --             $ --            $ --            $(0.00)+++           $(0.01)
  From net realized gain on investments
    and foreign currency transactions             --              (1.33)          (0.62)          (0.49)                --
  In excess of net investment income              --               --              --              --                  (0.00)+++
                                                ------           ------          ------          ------               ------
      Total distributions declared to
        shareholders                            $ --             $(1.33)         $(0.62)         $(0.49)              $(0.01)
                                                ------           ------          ------          ------               ------
Net asset value - end of period                 $16.31           $18.46          $17.67          $14.36               $14.08
                                                ======           ======          ======          ======               ======
Total return                                    (11.65)%++        12.96%          27.66%           5.59%               17.41%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                      1.99%+           1.96%           1.98%           2.03%                2.26%+
  Net investment loss                            (0.68)%+         (0.55)%         (0.46)%         (0.19)%              (0.21)%+
Portfolio turnover                                  33%              74%             96%            101%                 106%
Net assets at end of period (000 Omitted)      $23,656          $20,432         $22,074         $13,199               $7,433

  (S) For the period ended August 31, 1997, subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management and distribution and service fees, at not more than 0.60% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                                                                           $(0.02)
        Ratios (to average net assets):
          Expenses##                                                                                                    2.30%+
          Net investment loss                                                                                          (0.26)%+
  * For the period from the inception of Class C shares, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED AUGUST 31,                   PERIOD ENDED
                                      SIX MONTHS ENDED        -----------------------------------------           AUGUST 31,
                                     FEBRUARY 28, 2001             2000            1999            1998                1997*
                                           (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                               CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period           $18.95           $17.93          $14.47          $14.16               $12.01
                                                ------           ------          ------          ------               ------
Income from investment operations# -
  Net investment income(S)                      $ 0.03           $ 0.08          $ 0.09          $ 0.13               $ 0.08
  Net realized and unrealized gain (loss)
    on investments and foreign currency          (2.15)            2.27            4.05            0.78                 2.11
                                                ------           ------          ------          ------               ------
      Total from investment operations          $(2.12)          $ 2.35          $ 4.14          $ 0.91               $ 2.19
                                                ------           ------          ------          ------               ------
Less distributions declared to
  shareholders -
  From net investment income                    $ --             $ --            $(0.06)         $(0.03)              $(0.02)
  From net realized gain on investments
    and foreign currency transactions             --              (1.33)          (0.62)          (0.57)                --
  In excess of net investment income              --               --              --              --                  (0.02)
                                                ------           ------          ------          ------               ------
      Total distributions declared to
        shareholders                            $ --             $(1.33)         $(0.68)         $(0.60)              $(0.04)
                                                ------           ------          ------          ------               ------
Net asset value - end of period                 $16.83           $18.95          $17.93          $14.47               $14.16
                                                ======           ======          ======          ======               ======
Total return                                    (11.19)%++        14.12%          28.95%           6.62%               19.01%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                      0.99%+           0.97%           0.98%           1.05%                1.19%+
  Net investment income                           0.32%+           0.45%           0.56%           0.80%                0.87%+
Portfolio turnover                                  33%              74%             96%            101%                 106%
Net assets at end of period (000 Omitted)         $506             $554            $742          $1,011                 $825

  (S) For the period ended August 31, 1997, subject to reimbursement by the fund, the investment adviser agreed to maintain the expenses of the fund, exclusive of management fees, at not more than 0.60% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
        Net investment income                                                                                         $ 0.08
        Ratios (to average net assets):
          Expenses##                                                                                                    1.22%+
          Net investment income                                                                                         0.83%+
 * For the period from the inception of Class I shares, January 2, 1997, through August 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Research Growth and Income Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Debt securities other than short-term obligations which mature in 60 days or less, including listed issues, forward foreign currency exchange contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of fund operations.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At February 28, 2001, the value of securities loaned was $4,252,201. These loans were collateralized by cash of $4,385,300 which was invested in the following short-term obligations:

                                                                AMORTIZED COST
                                                   SHARES            AND VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    4,385,300           $4,385,300
                                                                    ----------
Total investments of cash collateral for
  securities loaned                                                 $4,385,300
                                                                    ----------

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains.

At August 31, 2000, the fund, for federal income tax purposes, had a capital loss carryforward of $3,068,432 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2008.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average net assets                                 0.65%
Average net assets in excess of $500 million                             0.55%

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $6,986 for the six months ended February 28, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $31,118 for the six months ended February 28, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $4,917 for the six months ended February 28, 2001. Fees incurred under the distribution plan during the six months ended February 28, 2001, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $9,660 and $14,163 for Class B and Class C shares, respectively, for the six months ended February 28, 2001. Fees incurred under the distribution plan during the six months ended February 28, 2001 were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 28, 2001, were $2,874, $134,281, and $3,387 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $85,306,013 and $66,237,300, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                $178,668,131
                                                              ------------
Gross unrealized appreciation                                 $ 27,858,860
Gross unrealized depreciation                                   (8,040,706)
                                                              ------------
    Net unrealized appreciation                               $ 19,818,154
                                                              ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                   SIX MONTHS ENDED FEBRUARY 28, 2001          YEAR ENDED AUGUST 31, 2000
                                   ----------------------------------       -----------------------------
                                            SHARES             AMOUNT           SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                                961,951      $  16,824,356        1,472,088       $ 25,310,878
Shares issued to shareholders in
  reinvestment of distributions              --                --              312,728          5,203,755
Shares reacquired                         (646,837)       (11,430,084)      (2,147,145)       (36,857,511)
                                        ----------       ------------       ----------       ------------
    Net increase (decrease)                315,114       $  5,394,272         (362,329)      $ (6,342,878)
                                        ==========       ============       ==========       ============

Class B shares
                                   SIX MONTHS ENDED FEBRUARY 28, 2001          YEAR ENDED AUGUST 31, 2000
                                   ----------------------------------       -----------------------------
                                            SHARES             AMOUNT           SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                              1,100,576       $ 18,966,458        1,198,314       $ 20,525,331
Shares issued to shareholders in
  reinvestment of distributions              --                --              443,847          7,305,773
Shares reacquired                         (737,333)       (12,767,399)      (1,949,870)       (32,874,283)
                                        ----------       ------------       ----------       ------------
    Net increase (decrease)                363,243       $  6,199,059         (307,709)      $ (5,043,179)
                                        ==========       ============       ==========       ============

Class C shares
                                   SIX MONTHS ENDED FEBRUARY 28, 2001           YEAR ENDED AUGUST 31, 2000
                                   ----------------------------------       -----------------------------
                                            SHARES             AMOUNT           SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                                773,710       $ 13,342,866          891,043       $ 15,108,000
Shares issued to shareholders in
  reinvestment of distributions              --                --               75,054          1,231,647
Shares reacquired                         (429,797)        (7,406,231)      (1,108,903)       (18,707,421)
                                        ----------       ------------       ----------       ------------
    Net increase (decrease)                343,913       $  5,936,635         (142,806)      $ (2,367,774)
                                        ==========       ============       ==========       ============

Class I shares
                                   SIX MONTHS ENDED FEBRUARY 28, 2001          YEAR ENDED AUGUST 31, 2000
                                   ----------------------------------       -----------------------------
                                            SHARES             AMOUNT           SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                                  3,203       $     56,828           39,692       $    703,033
Shares issued to shareholders in
  reinvestment of distributions              --                --                2,856             47,760
Shares reacquired                           (2,382)           (42,008)         (54,674)          (956,873)
                                        ----------       ------------       ----------       ------------
    Net increase (decrease)                    821       $     14,820          (12,126)      $   (206,080)
                                        ==========       ============       ==========       ============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. At the end of the period, $272 was outstanding. Interest expense incurred on the borrowings amounted to $2,174 for the six months ended February 28, 2001. The average dollar amount of borrowings was $8,994 and the weighted average interest rate on these borrowings was 6.01%. A commitment fee of $954 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts
At February 28, 2001, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $121,194 with Merrill Lynch.


                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) RESEARCH GROWTH AND INCOME FUND

TRUSTEES                                                 ASSISTANT TREASURERS
Marshall N. Cohan+ - Private Investor                    Mark E. Bradley*
                                                         Robert R. Flaherty*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac               Laura F. Healy*
Surgery, Brigham and Women's Hospital;                   Ellen Moynihan*
Professor of Surgery, Harvard Medical School
                                                         SECRETARY
The Hon. Sir J. David Gibbons, KBE+ - Chief              Stephen E. Cavan*
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Colonial Insurance Company, Ltd.               ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Abby M. O'Neill+ - Private Investor
                                                         CUSTODIAN
Walter E. Robb, III+ - President and Treasurer,          State Street Bank and Trust Company
Benchmark Advisors, Inc. (corporate financial
consultants); President, Benchmark Consulting            INVESTOR INFORMATION
Group, Inc. (office services)                            For information on MFS mutual funds, call your
                                                         investment professional or, for an information
Arnold D. Scott* - Senior Executive Vice                 kit, call toll free: 1-800-637-2929 any
President, Director, and Secretary, MFS                  business day from 9 a.m. to 5 p.m. Eastern time
Investment Management                                    (or leave a message anytime).

Jeffrey L. Shames* - Chairman and Chief                  INVESTOR SERVICE
Executive Officer, MFS Investment Management             MFS Service Center, Inc.
                                                         P.O. Box 2281
J. Dale Sherratt+ - President, Insight                   Boston, MA 02107-9906
Resources, Inc. (acquisition planning
specialists)                                             For general information, call toll free:
                                                         1-800-225-2606 any business day from
Ward Smith+ - Former Chairman (until 1994),              8 a.m. to 8 p.m. Eastern time.
NACCO Industries (holding company)
                                                         For service to speech- or hearing-impaired,
INVESTMENT ADVISER                                       call toll free: 1-800-637-6576 any business day
Massachusetts Financial Services Company                 from 9 a.m. to 5 p.m. Eastern time. (To use
500 Boylston Street                                      this service, your phone must be equipped with
Boston, MA 02116-3741                                    a Telecommunications Device for the Deaf.) For
                                                         share prices, account balances, exchanges, or
DISTRIBUTOR                                              stock and bond outlooks, call toll free:
MFS Fund Distributors, Inc.                              1-800-MFS-TALK (1-800-637-8255) anytime from a
500 Boylston Street                                      touch-tone telephone.
Boston, MA 02116-3741
                                                         WORLD WIDE WEB
CHAIRMAN AND PRESIDENT                                   www.mfs.com
Jeffrey L. Shames*

ASSOCIATE DIRECTOR OF EQUITY RESEARCH
Alec C. Murray*

TREASURER
James O. Yost*


+ Independent Trustee
* MFS Investment Management

MFS(R) RESEARCH GROWTH AND INCOME FUND                              ------------
                                                                      PRSRT STD
[Logo] M F S(R)                                                     U.S. POSTAGE
INVESTMENT MANAGEMENT                                                   PAID
We invented the mutual fund(R)                                          MFS
500 Boylston Street                                                 ------------
Boston, MA 02116-3741






(c)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                               MRG-3  4/01  29m  91/291/391/891